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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2001

DATE OF THE PROSPECTUS

     The date of the prospectus is hereby amended to be July 16, 2001.

STATEMENT OF ADDITIONAL INFORMATION

     The statement of additional information dated July 16, 2001 is incorporated by reference into this Prospectus.

MANAGEMENT OF THE TRUST
SUBADVISORY ARRANGEMENTS

The following change has been made to the portfolio management of the High Yield Trust, Subadviser of the Trust as outlined below:

MILLER ANDERSON & SHERRERD, LLP - HIGH YIELD TRUST

     Robert Angevine is no longer a member of the team that manages the High Yield Trust. Mr. Angevine was replaced by Chris Roth. Mr. Roth joined Morgan Stanley Asset Management in 1996 and has 14 years of investment experience.

The following change has been made to the portfolio management of the All Cap Value Trust, Subadviser of the Trust as outlined below:

THE DREYFUS CORPORATION - ALL CAP VALUE TRUST

     Quinn Stills has replaced Timothy Ghriskey as the portfolio manager of the All Cap Value Trust. Mr. Stills joined the Boston Company Asset Management, LLC (the "Boston Company"), an affiliate of The Dreyfus Corporation, as a portfolio manager in 1990. He became a dual employee of The Dreyfus Corporation and the Boston Company in 1996.

The following change has been made to the portfolio management of the Dynamic Growth Trust, Subadviser of the Trust as outlined below:

JANUS CAPITAL CORPORATION ("JANUS") - DYNAMIC GROWTH TRUST

     Matthew A. Ankrum no longer manages the Dynamic Growth Trust. The new portfolio manager for this Trust is Jim Goff. Mr. Goff joined Janus in 1988 and has run the Janus Enterprise Fund since its inception in September 1992 and has also been co-manager of Janus Venture Fund in the past.
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MAY 4, 2001 SHAREHOLDERS MEETING

     A shareholders meeting was held on May 4, 2001 and the following changes were approved by the shareholders of the portfolios noted below. Each of these changes became effective on May 4, 2001.

Balanced Trust

Manufacturers Adviser Corporation was approved as subadviser to the Balanced Trust.

Real Estate Securities Trust

     ADVISORY FEE INCREASE

An increase in the advisory fee was approved. The new advisory fee is as follows:

                                                   $200 MILLION      BETWEEN
                                        FIRST           AND        EXCESS OVER
             PORTFOLIO              $200 MILLION   $500 MILLION    $500 MILLION


Real Estate Securities Trust ....     .800%            .750%          .750%

     AMENDED AND RESTATED INVESTMENT OBJECTIVE

     The investment objective of the Real Estate Securities Trust was amended and restated as follows:

     "to seek to achieve a combination of long-term capital appreciation and current income."

MID CAP STOCK TRUST

     The Mid Cap Stock Trust may invest up to 10% of its assets in foreign securities.

                 THE DATE OF THIS SUPPLEMENT IS AUGUST 10, 2001